SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.     )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]   Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                             Redwood Financial, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]         No fee required
  [ ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
              0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
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

                             Redwood Financial, Inc.
                               Post Office Box 317
                            301 S. Washington Street
                       Redwood Falls, Minnesota 56283-0317
                            Telephone (507) 637-8730
                               Fax (507) 637-5825


September 15, 1998

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Redwood Financial, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the office of the Company and its wholly owned subsidiary, HomeTown Bank, 301 South Washington Street, Redwood Falls, Minnesota on October 29, 1998 at 10:00 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of KPMG Peat Marwick LLP, certified public accountants, will be present to respond to any questions stockholders may have.

         The matters to be considered by stockholders at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                                 Sincerely,


                                                 /s/Paul W. Pryor
                                                 -------------------------------
                                                 Paul W. Pryor
                                                 President

--------------------------------------------------------------------------------
                             REDWOOD FINANCIAL, INC.
                           301 SOUTH WASHINGTON STREET
                       REDWOOD FALLS, MINNESOTA 56283-0317
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 29, 1998
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Redwood Financial, Inc. (the "Company"), will be held at the office of the Company and its wholly owned subsidiary, HomeTown Bank, at 301 South Washington Street, Redwood Falls, Minnesota on October 29, 1998 at 10:00 a.m.

The Meeting is for the purpose of considering and acting upon the following matters:

1.   The election of two directors of the Company;

2.   The ratification of the Redwood Financial, Inc. 1995 Stock Option Plan; and

3.   The ratification of the Management Stock Bonus Plan.

4. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending June 30, 1999;

The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on September 2, 1998, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH  STOCKHOLDER,  WHETHER  OR NOT HE OR SHE PLANS TO ATTEND  THE  MEETING,  IS
REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Rebecca A. Olson
                                              ----------------------------------
                                              Rebecca A. Olson
                                              Secretary


Redwood Falls, Minnesota
September 15, 1998

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                             REDWOOD FINANCIAL, INC.
                           301 SOUTH WASHINGTON STREET
                       REDWOOD FALLS, MINNESOTA 56283-0317
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 29, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Redwood Financial, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the office of the Company and its wholly-owned subsidiary, HomeTown Bank (the "Bank"), at 301 South Washington Street, Redwood Falls, Minnesota on October 29, 1998 at 10:00 a.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about September 15, 1998.

         At the Meeting, stockholders will consider and vote upon (i) the election of two directors, (ii) the ratification of the Redwood Financial, Inc., 1995 Stock Option Plan, (iii) the ratification of the Management Stock Bonus Plan, and (iv) the ratification of the appointment of KPMG Peat Marwick LLP as independent auditor of the Company for the fiscal year ending June 30, 1999. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, of which the Company was not aware of on or before August 31, 1998, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors set forth below and "FOR" the other listed proposal.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on September 2, 1998 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 800,611 shares of Common Stock issued and outstanding.

         The articles of incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Articles of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the Company or any subsidiary.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of independent auditors as set forth in Proposal II, by checking the appropriate box, a stockholder may; (1) vote "FOR" the item,
(ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Ratification of Proposal II requires a majority of votes cast at the Meeting. Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock. The ownership of all executive officers and directors of the Company as a group is set forth in the first chart under "I - Information with Respect to Nominees for Director, Directors Continuing in Office, and Executive Officers - Election of Directors." Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                                                             Percent of Shares of
                                                                Amount and Nature of                             Common Stock
Name of Beneficial Owner                                        Beneficial Ownership                             Outstanding
------------------------                                        --------------------                             -----------
HomeTown Bank Employee Stock Ownership Plan
Trust
301 South Washington Street
Redwood Falls, Minnesota                                                 82,748(1)                                    10.3%

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts  02109                                             90,250(2)                                    11.3%

First Financial Fund, Inc.
100 Mulberry Street, 9th Floor
Newark, NJ  07102                                                        90,250(3)                                    11.3%

Societe Generale Asset Management Corp.
Sogen International Fund, Inc.
1221 Avenue of the Americas
New York, New York  10020                                                92,000(4)                                    11.5%

Tontine Financial Partners, L.P.
200 Park Avenue, Suite 3900
New York, New York  10166                                                78,900(5)                                     9.9%

Paul W. Pryor
301 S. Washington Street
Redwood Falls, Minnesota  56283                                          53,441(6)                                     6.5%

James P. Tersteeg
301 S. Washington Street
Redwood Falls, Minnesota  56283                                          47,062(7)                                     5.8%


----------------------------------
(1) Held directly for the benefit of employees of the Bank. Includes 20,700 shares allocated to employees at the Record Date.
(2) Based on an amended Schedule 13G filed with the Securities and Exchange Commission on February 10, 1998. Shares beneficially owned by this filer may include shares beneficially owned by First Financial Fund, Inc.
(3) Based on an amended Schedule 13G filed with the Securities and Exchange Commission on February 10, 1998.
(4) Based on a Schedule 13G filed with the Securities and Exchange Commission on January 7, 1998.
(5) Based on a Schedule 13G filed with the Securities and Exchange Commission on April 24, 1998.
(6) Includes 17,662 shares exercisable within 60 days of the Record Date pursuant to stock option.
(7) Includes 8,662 shares exercisable within 60 days of the Record Date pursuant to stock option.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company.

         Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 1998 fiscal year, except for Mr. Toft. Mr. Toft filed a Form 3 more than 10 days after he became an executive officer and made two purchases of Common Stock. Although certain entities beneficially own more than 10% of the Common Stock under certain SEC rules, the Company has not determined that it has any beneficial owners of more than 10% of the Common Stock for Section 16(a) purposes.

--------------------------------------------------------------------------------
        PROPOSAL I -- INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
             DIRECTORS CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

         The Articles of Incorporation require that the Board of Directors consist of three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors consists of six members. Two directors will be elected at the Meeting to serve for three-year terms or until a successor has been elected and qualified.

         Donald C. Orth and Thomas W. Stotesbery have been nominated by the Board of Directors to serve as directors with three-year terms to expire in 2001. Messrs. Orth and Stotesbery currently serve on the Board of Directors. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why a nominee might be unavailable to serve.

         The following table sets forth the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned.

Beneficial ownership of directors and executive officers as a group is also shown. Each director of the Company is also a member of the Board of Directors of the Bank.

                                                                                             Shares of
                                                 Year First           Current              Common Stock
                                                 Elected or           Term to           Beneficially Owned           Percent
Name                             Age(1)         Appointed(2)          Expire                  (3)(4)               of Class(5)
----                             ------         ------------          -------                --------              -----------

                    BOARD NOMINEES FOR TERM TO EXPIRE IN 2001

Donald C. Orth                     54               1982                1998                   25,879(6)               3.2%

Thomas W. Stotesbery               45               1991                1998                   17,337(7)               2.1%

                         DIRECTORS CONTINUING IN OFFICE

James P. Tersteeg                  52               1980                1999                   47,062(7)               5.8%

J. Scott Nelson                    42               1987                1999                   37,874(7)               4.7%

Paul W. Pryor                      67               1966                2000                   53,441(8)               6.5%

Blaine C. Farnberg                 70               1972                2000                   33,484(7)               4.1%

All Directors and
Executive Officers as
a Group (8 persons)                                                                           217,975                 25.1%

----------------
(1)  At June 30, 1998.
(2) Refers to the year the individual first became a director of the Company or the Bank. All directors of the Bank in January 1995 became directors of the Company when it was incorporated in January 1995.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated. Excludes shares of Common Stock subject to options not exercisable as of the Voting Record Date.
(4)  Beneficial ownership as of the Record Date.
(5) Percentages are calculated on the basis of the amount of outstanding Common Stock, excluding Common Stock held by or for the account of the Company or its subsidiaries, plus Common Stock deemed outstanding pursuant to the rules under the 1934 Act. The amount of Common Stock that an individual has a right to acquire (e.g., pursuant to the exercise of options or through the vesting of restricted stock) within 60 days from the Record Date is included when calculating that individual's percentage of Common Stock beneficially owned.
(6) Includes 13,162 shares exercisable within 60 days of the Record Date pursuant to stock options.
(7) Excludes 62,048 unallocated shares of Common Stock held under the Employee Stock Ownership Plan ("ESOP") for which such person serves as a member of the ESOP Committee or Trustee Committee. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity. See "Director and Executive Officer Compensation - Other Benefits
     - Employee Stock Ownership Plan." Excludes 34,200 shares of Common Stock held under the Management Stock Bonus Plan for which such person serves as a member of the Management Stock Bonus Plan Committee or as trustee. See "Director and Executive Officer Compensation - Other Benefits - Management Stock Bonus Plan." Includes 8,662 shares exercisable within 60 days of the Record Date pursuant to stock options.
(8) Includes 17,662 shares exercisable within 60 days of the Record Date pursuant to stock options.

Biographical Information

         Set forth below is certain information with respect to the directors and executive officers of the Company. All individuals have held their present positions for five years unless otherwise stated. Messrs. Pryor, Orth, Toft and Acker are the executive officers of the Company.

         James P. Tersteeg has been a director of the Bank since 1980 and a director of the Company since its formation in January 1995. Mr. Tersteeg is the owner of Tersteeg's Inc., a grocery store in Redwood Falls, Minnesota. Mr. Tersteeg is a vice president and majority owner of Innovative Retail Solutions. Mr. Tersteeg is also a member of the District 637 Foundation, the Lion's Club, and the Redwood Falls Planning Task Force.

         J. Scott Nelson has been a director of the Bank since 1987 and a director of the Company since its formation in January 1995. Dr. Nelson, a doctor of pharmacy, is a part-owner and chief executive officer of Sward-Kemp Drug, Inc., a provider of pharmaceutical services in Redwood Falls. Dr. Nelson is also a member of the Redwood Falls Public Utilities Commission and a director of Redwood Falls Venture Capital.

         Paul W. Pryor has been with the Bank as an officer and a director since 1966 and a director of the Company since its formation in January 1995. Mr. Pryor became the President and Chief Executive Officer of the Bank in 1974. Mr. Pryor is a member of the Redwood City Task Force, a member of the Minnesota League of Savings and Community Bankers, and a member of America's Community Bankers.

         Blaine C. Farnberg has been a director of the Bank since 1972 and a director of the Company since its formation in January 1995. Mr. Farnberg is retired from the retail shoe business. He is Treasurer of the Battle Lake Food Shelf and a director of Art of the Lakes.

         Donald C. Orth has been with the Bank since 1975 and has been a director of the Bank since 1982 and a director of the Company since its formation in January 1995. Mr. Orth serves as a Vice President of the Company and the Bank and has been a branch manager since 1975. Mr. Orth is also an officer of the Olivia Chamber of Commerce, the Kiwanis Club, and the Youth Baseball League.

         Thomas W. Stotesbery has been a director of the Bank since 1991 and a director of the Company since its formation in January 1995. Mr. Stotesbery has been a Certified Public Accountant for more than 14 years and, since January 1997 has been proprietor of Thomas W. Stotesbery, Ltd., an accounting firm. He is also a member of the Redwood Falls Public Utilities Commission, secretary of the Redwood Falls Lions Club, and a member of the St. Catherine Parish Council.

         Dean K. Toft became the Vice President-Agricultural and Commercial Lending for the Bank in January 1998. Mr. Toft is Treasurer of the Redwood Falls Port Authority, member and past president of the Redwood Falls Rotary Club, member and past president of the Redwood Falls Golf Club, member and past president of the Redwood Valley Cardinal Booster Club and past president of the Redwood County Bankers Association.

         Anthony H. Acker has been with the Company since April 1996 as a Senior Accountant and has been the Company's Chief Financial Officer since November 1996. Mr. Acker came to the Company after nearly 6 years as a bank examiner with the Office of Thrift Supervision and the Federal Home Loan Bank of Des Moines. Mr. Acker is also the Bank's Compliance Officer.

Nominations for Directors

         Pursuant to Article X of the Articles of Incorporation, nominations, other than those made by or at the direction of a majority of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company as set forth in that Article. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company.

         Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director
(i) the name, age,  business  address,  and residential  address of such person,
(ii) the principal occupation or employment of such person, (iii) the class and number of shares of Common Stock which are beneficially owned by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to Regulation 14A under the 1934 Act; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and
(ii) the class and number of shares of Common Stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

         The Board of Directors may reject any nomination by a stockholder not timely made in accordance with the requirements of the Articles of Incorporation. If the presiding officer at the meeting determines that a nomination was not made in accordance with the terms of the Articles of Incorporation, the presiding officer shall so declare at the annual meeting, and the defective nomination shall be disregarded.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through its meetings and through the activities of its committees. During the year ended June 30, 1998, the Board of Directors held twelve regular meetings and one special meeting. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such director served during the fiscal year ended June 30, 1998.

         The Company does not have standing nominating, audit or compensation committees. The entire Board of Directors acts as the nominating committee and met one time in this capacity during fiscal 1998 and considers any nominees recommended by stockholders in accordance with the written notice required by the Articles of Incorporation. Other matters requiring Board attention, such as audit and compensation oversight, are handled by the full Board at regularly scheduled meetings.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Each member of the Board of Directors ("Board") receives a fee of $500 for each meeting attended. Each member of a committee receives a fee of $250 for each meeting attended. For the fiscal year ended June 30, 1998, fees paid to all directors totalled $50,500.

         Directors previously received awards of stock option and restricted stock under the 1995 Stock Option Plan and the Management Stock Bonus Plan. See "- Other Benefits - 1995 Stock Option Plan" and "- Management Stock Bonus Plan." As of June 10, 1997, the Company adopted the 1997 Directors Stock Option Plan. See "- Other Benefits - 1997 Directors Stock Option Plan."

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer. No other executive officer had a salary and bonus during the fiscal year ended June 30, 1998, that exceeded $100,000 for services rendered in all capacities to the Company. All compensation listed below was paid by the Bank.

                                                                                     Long Term Compensation
                                             Annual Compensation                           Awards
                                             -------------------                --------------------------------
                                                                                                    Securities
                                                                                Restricted          Underlying
Name and                                                      Other Annual        Stock              Options/        All Other
Principal Position     Year     Salary         Bonus         Compensation(1)    Awards($)            SARS(#)      Compensation(3)
---------------------- ----     ------         -----         ---------------    ---------           -------      --------------
Paul W. Pryor,         1998    $118,368       $  100              $9,000             --               --            $39,928
President and Chief    1997    $113,820       $   --              $7,000             --              6,412          $21,724
Executive Officer      1996    $109,440       $9,120              $7,000         110,391(2)         28,125          $12,255

------------------
(1) Consists solely of Board of Director's fees. Other than as shown, for the fiscal years 1998, 1997 and 1996, there were no (a) perquisites over the lesser of $50,000 or 10% of the named executive officer's total salary and bonuses for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long term incentive plans prior to settlement or maturity; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(2) At June 30, 1998, Mr. Pryor had 6,750 shares of restricted stock in the aggregate which had a total value of $91,336 (calculated by multiplying the aggregate number of restricted stock by the Common Stock's average bid and ask price as of the last day of the 1998 fiscal year). Dividends, if any, are paid on the restricted stock awarded and are accrued until the restricted stock becomes vested. Awards are earned by participants at a rate of 20% per year for five years, as long as the participant remains an employee of the Bank. The value of restricted stock granted is calculated by multiplying (i) the number of restricted stock granted by (ii) the Common Stock's closing average bid and ask price as of the date of grant.
(3) For the 1998 fiscal year, consists of an allocation of 2,950.81 shares of Common Stock under the ESOP with a value of $39,928 (based on an average of the bid and ask price) at June 30, 1998. For the 1997 fiscal year, consists of an allocation of 2,020.82 shares of Common Stock under the ESOP with a value of $21,724 (based on an average of the bid and ask price) as of June 30, 1997. For the 1996 fiscal year, consists of an allocation of 1,307.19 shares of Common Stock under the ESOP with a value of $12,255 (based on an average of the bid and ask price) as of June 30, 1996.

         Employment Agreement. During 1998, the Bank extended its employment agreement, initially entered into in 1995, with President Paul Pryor. The agreement is for a term of three years and has a base salary of $118,368. The agreement is terminable by the Bank for just cause. Just cause is defined in the agreement as termination by reason of personal dishonesty; incompetence; willful misconduct; breach of a fiduciary duty involving personal profit; intentional failure to perform stated duties; willful violation of any law, rule, or regulation (other than traffic violations or similar offenses); entering into a final cease-and-desist order; or material breach of any provision of the agreement. If the agreement is terminated for just cause, the employee only receives his salary up to the date of termination. If the Bank terminates the agreement without just cause, the employee is entitled to a continuation of salary from the date of termination through the remaining term of the agreement.

         The agreement provides that in the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Company or the Bank, the employee will be paid a lump sum equal to 2.99 times the employee's average taxable compensation during the prior five year period. If a lump sum payment had been made as of June 30, 1998, Mr. Pryor would have received a payment of up to $324,879. That payment would be an expense to the Bank, reducing net earnings and the Bank's capital by that amount. The agreement may be renewed annually if the board of directors determines that the executive has met its requirements and standards.

Other Benefits

         Deferred Compensation. The Bank maintains a non-qualified deferred compensation plan that allows an employee to annually defer up to one month's salary into an account for the benefit of the employee.

         Employee Stock Ownership Plan. The Bank sponsors an employee stock ownership plan, the ESOP, for the exclusive benefit of participating employees, which was implemented in July 1995. The ESOP purchased 82,748 shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Record Date, 20,700 shares had been allocated under the ESOP to participant accounts.

         401(k) Savings Plan. The Bank has a tax-qualified defined contribution savings plan ("401(k) Plan") in place for the benefit of its employees. The Bank does not match contributions made by its employees.

         Pension Plan. The Bank sponsors a tax-qualified defined benefit pension plan (the "Pension Plan"). All full-time employees of the Bank are eligible to participate after 1 year of service and attainment of age 21. A qualifying employee becomes fully vested in the Pension Plan upon completion of five years of qualifying service. The Pension Plan is intended to comply with ERISA.

         The Pension Plan provides for monthly payments to each participating employee at normal retirement age (age 65). For service prior to January 1, 1994, the monthly benefits payable under the Pension Plan are equal to 34.5% of average monthly compensation, plus 13.5% of average monthly compensation in excess of one-twelfth of covered compensation, reduced for less than 30 years of credited service. Benefits for service after December 31, 1993, are based upon 1.15% of Average Monthly

Compensation times years of service (to a maximum of 30 years), plus 0.45% of Average Monthly Compensation in excess of one-twelfth of covered compensation. Covered compensation is a 35 year average of social security taxable wage bases. The maximum benefit is $7,500 per month. If a participant elects early retirement (age 55), the participant receives a reduced monthly benefit. If a participant elects late retirement, the participant receives an increased monthly benefit. Benefits are paid for the life of the participant following retirement. The Pension Plan also provides for payments in the event of death. At June 30, 1998, Mr. Pryor had 32 years of credited service under the Pension Plan. At June 30, 1998, the monthly benefit payable to Mr. Pryor at normal retirement age would have been $4,014. Total pension expense for the years ended June 30, 1998, 1997 and 1996 amounted to $19,645, $22,610 and $22,728, respectively.

         Benefits are payable in the form of various annuity alternatives, including a joint and survivor option. For the Pension Plan year ended June 30, 1998, the highest permissible annual benefit under the Code is $125,000. Benefits under the Pension Plan are subject to offset for Social Security benefits.

         1995 Stock Option Plan. The Board of Directors has adopted the Redwood Financial, Inc. 1995 Stock Option Plan (the "Stock Option Plan"), which was approved by the Company's stockholders at the special meeting of stockholders on January 17, 1996. Pursuant to the Stock Option Plan, a number of shares equal to 10% of the Common Stock issued in the Company's initial public offering (i.e., 112,500 shares of Common Stock) were reserved for issuance by the Company upon exercise of stock options to be granted to officers, directors, and key employees of the Company (or any present of future parent or subsidiary of the Company), from time to time under the Stock Option Plan.

         An initial grant of 92,500 stock options under the Stock Option Plan was made upon the Company's receipt of stockholder approval on January 17, 1996, and the option exercise price is the closing price of the Common Stock on such date (i.e., $9.8125). Each of Messrs. Tersteeg, Nelson, Farnberg, and Stotesbery received options to purchase 5,625 shares of Common Stock. Messrs. Pryor and Orth received options to purchase 28,125 and 16,875 shares of Common Stock, respectively. As of the Record Date, no stock options have been exercised pursuant to the Stock Option Plan and 14,600 options are available for grant.

         1997 Directors Stock Option Plan. The Board of Directors has adopted the Redwood Financial, Inc. 1997 Directors Stock Option Plan (the "Option Plan"), which was approved by the Company's Board of Directors at a meeting on June 10, 1997. Pursuant to the Option Plan, the number of shares with respect to which awards under this Option Plan may be made equals 4% of those shares outstanding as of June 10, 1997 (i.e., 38,472 shares). These shares may be from either authorized but unissued shares, or from shares purchased in the market for Option Plan purposes.

         For each of the directors, the option exercise price is the Fair Market Value of the Common Stock as of August 1, 1997 (i.e., $11.0625 per share). Stock options to purchase 6,412 shares of Common Stock have been granted to each of six (6) directors of the Company. As of the Record Date, no stock options had been exercised pursuant to the Option Plan.

                                   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                          OPTION/SAR VALUES

                                                                           Number of Securities
                                                                          Underlying Unexercised          Value of Unexercised
                                   Shares                                     Options/SARs at           in-the-Money Options/SARs
                                 Acquired on          Value                 Fiscal Year-End (#)          at Fiscal Year-End ($)
           Name                 Exercise (#)        Realized ($)         Exercisable/Unexercisable      Exercisable/Unexercisable
--------------------------   ------------------   -----------------   -------------------------------  --------------------------

Paul W. Pryor                        0                   $0                    17,662/16,875                $57,666/$62,754



         Management Stock Bonus Plan. The Board of Directors has adopted the HomeTown Bank Management Stock Bonus Plan (the "Management Stock Bonus Plan" or "MSBP"), which was approved by the Company's stockholders at the special meeting of stockholders on January 17, 1996. The purpose of the MSBP is to provide directors, officers, and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain with the Bank. Officers, directors, and key employees of the Bank were awarded a total of 27,000 shares of restricted stock pursuant to the MSBP on the date stockholders of the Company approved the MSBP. Each of Messrs. Tersteeg, Nelson, Farnberg and Stotesbery received 2,250 shares of restricted stock. Messrs. Pryor and Orth received 11,250 and 6,750 shares of restricted stock, respectively.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
            PROPOSAL II -- RATIFICATION OF THE 1995 STOCK OPTION PLAN
--------------------------------------------------------------------------------

General

         The Board of Directors adopted the 1995 Stock Option Plan ("Stock Option Plan") and the Company's stockholders subsequently approved it on January 17, 1996 ("Effective Date"). Pursuant to the Stock Option Plan, up to 112,500 shares of Common Stock, are reserved for issuance by the Company upon exercise of stock options awarded or to be granted to officers, directors, key employees and other persons ("Participants"), from time to time. The purpose of the Stock Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain officers, directors, key employees and other persons to promote the success of the Company and the Bank.

         Pursuant to regulations of the Office of the Thrift Supervision (the "OTS") applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Bank, the 1997 Stock Option Plan contains certain restrictions and limitations. The Stock Option Plan provides that options granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control (as such terms are defined in the Stock Option Plan); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration). Recent OTS interpretive letters permit awards under such stock benefit plans to accelerate vesting of awards upon a Change in Control; provided that stockholders ratify such plan provisions by action of stockholders taken more than one year following the completion of the mutual-to-stock conversion. The Board of Directors is seeking ratification of the Stock Option Plan (as previously approved by the stockholders in 1996) as a means of complying with the OTS interpretive letters.

         A summary of the Stock Option Plan is provided below and is qualified in its entirety by reference to the Stock Option Plan.

         Ratification of the Stock Option Plan does not increase the number of shares reserved for issuance under the Stock Option Plan, alter the classes of individuals eligible to participate in such plan, or otherwise amend or modify the terms of the plan. In the event that the Stock Option Plan is not ratified by stockholders at the Meeting, it will nevertheless remain in effect. However, any officers, employees or directors of the Company or the Bank that have their service terminated prior to the vesting of their option awards may forfeit such unvested awards to the extent required under applicable OTS regulations and policies.

         The Stock Option Plan is administered by the Board of Directors or a committee of not less than three non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). Members of the Option Committee shall be deemed "Non-Employee Directors" within the meaning of Rule 16b-3 pursuant to the 1934 Act. The Option Committee may select the officers, directors, key employees and other persons to whom options are to be granted, the number of options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, the Bank's financial performance and a comparison of awards given by other institutions. A majority of the members of the Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Option Committee.

         Participants who are designated by the Option Committee are eligible to receive, at no cost to them, options under the Stock Option Plan (the "Optionees"). Each option granted pursuant to the Stock Option Plan shall be evidenced by an instrument in such form as the Option Committee shall from time to time approve. Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the Stock Option Plan. Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those options.

         Shares of Common Stock issuable under the Stock Option Plan may be from authorized but unissued shares or shares purchased in the open market. An option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the Stock Option Plan. No Option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The Stock Option Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated in accordance with the Stock Option Plan.

Stock Options

         The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. In general, if an Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable Incentive Stock Option may continue to be exercisable for three months but in no event after the expiration date of the option, except as may otherwise be determined by the Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. The terms and conditions of Non-Incentive Stock Options relating to the effect of an Optionee's termination of employment or service, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such options.

         Currently, the Stock Option Plan requires that options granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control (as such terms are defined in the Stock Option Plan); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration). Ratification of the Stock Option Plan at the Meeting will conform the acceleration of vesting of options upon a Change in Control with applicable OTS interpretive letters. Such stockholder ratification will be effective with respect to previously awarded options and any options that may be granted in the future. Pursuant to the Stock Option Plan, upon a Change in Control, all options previously granted and outstanding as of the date of a Change in Control will automatically become exercisable and non-forfeitable.

         No shares of Common Stock shall be issued upon the exercise of an option until full payment therefor has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such Optionee. Upon the exercise of an option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the fair market value of the Common Stock on the date of the option exercise and the exercise price per share of the option. Any cash payment shall be in exchange for the cancellation of such option. A cash payment shall not be made in the event that such transaction would result in liability to the Optionee and the Company under Section 16(b) of the 1934 Act, and regulations promulgated thereunder.

         The Stock Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding option, provided that no such modification, extension or renewal shall confer on the Optionee any right or benefit which could not be conferred on the Optionee by the grant of a new option at such time, and shall not materially decrease the Optionee's benefits under the option without the Optionee's consent, except as otherwise provided under the Stock Option Plan.

Awards Under the Stock Option Plan

         The Board or the Option Committee shall from time to time determine the officers, directors, key employees and other persons who shall be granted options under the Stock Option Plan, the number of options to be granted to any Plan Participant and whether options granted to each such plan participant shall be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of shares of Common Stock subject to options to be granted to each such Plan Participant, the Board or the Option Committee may consider the nature of the past and anticipated future services rendered by each such Plan Participant, each Participant's current and potential contribution to the Company and any other factors as may be deemed relevant. Participants who have been granted an option may, if otherwise eligible, be granted additional options. In no event shall shares of Common Stock subject to options granted to non-employee directors in the aggregate under the Stock Option Plan exceed more than 30% of the total number of shares of Common Stock authorized for delivery under the Stock Option Plan, and no more than 5% of the total available shares of Common Stock related to options may be awarded to any individual non-employee director. In no event shall shares of Common Stock subject to options granted to any employee exceed more than 25% of the total number of shares of Common Stock authorized for delivery under the Stock Option Plan.

         The table below presents information related to options previously awarded by the Company under the Stock Option Plan. Ratification of the Stock Option Plan does not impact the number of options previously awarded. Stockholder ratification of the Stock Option Plan confirms the provisions of the Stock Option Plan, previously approved by stockholders of the Company. In accordance with the Stock Option Plan, all outstanding options shall become immediately exercisable in the event of a Change in Control of the Company or the Bank.

                            PREVIOUSLY AWARDED BENEFITS
                                 STOCK OPTION PLAN
                                 -----------------

                                                          Number of Options
Name and Position                                             Previously
-----------------                                             ----------
                                                           Granted(1)(2)(3)
                                                           ----------------

Paul W. Pryor, President, CEO
  and Director of the Company......................             28,125
Executive Officer Group
  (4 persons)......................................             50,400
Non-Executive Officer Director Group
  (4 persons)......................................             22,500
Non-Executive Officer Employee Group
  (7 persons)......................................             25,000(4)


-------------------
(1) The exercise price of such options is equal to the fair market value of the Common Stock on the date of grant.
(2) Options shall vest immediately upon the death or disability of the Participant or upon a change in control of the Company or the Bank.
(3) Upon vesting, awards shall remain exercisable for ten years from the date of grant.
(4) Available reserve of options may be awarded to employees and/or held in reserve for future awards under the Stock Option Plan.

Effect of Mergers, Change of Control and Other Adjustments

         Subject to any required action by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which options may be granted hereunder or the number of shares of Common Stock represented by each outstanding option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each option, the exercise price per share of such option, and the consideration to be given or received by the Company upon the exercise of any outstanding options; (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the Stock Option Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the Option Committee which would cause Incentive Stock Options granted pursuant to the Stock Option Plan to fail to meet the requirements of Section 422 of the Internal Revenue Code ("Code") without the consent of the Optionee. The Stock Option Plan provision to accelerate the exercise of options and the immediately exercisability of options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of options.

         The power of the Option Committee to make adjustments in connection with the Stock Option Plan, including adjusting the number of shares subject to options and canceling options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the Stock Option Plan to operate in changed circumstances, to adjust the Stock Option Plan to fit a smaller or larger company, and to permit the issuance of options to new management following such extraordinary corporate action. However, this power of the Option Committee may also have an anti-takeover effect, by allowing the Option Committee to adjust the Stock Option Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Common Stock, and to possibly decrease the number of options available to new management of the Company.

Amendment and Termination of the Stock Option Plan

         The Board of Directors may alter, suspend or discontinue the Stock Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the Stock Option Plan, materially increase the benefits accruing to Optionees under the Stock Option Plan or materially modify the requirements for eligibility for participation unless such action of the Board shall be subject to ratification by the stockholders of the Company.

Possible Dilutive Effects of the Stock Option Plan

         The Common Stock to be issued upon the exercise of options awarded under the Stock Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Stock Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If the Company issues all shares of Common Stock necessary to fulfill the exercise of all options authorized under the Stock Option Plan (i.e., 112,500 shares of Common Stock), then the impact to current stockholders would be to dilute their ownership percentages. As a result of stock repurchases since the adoption of the Stock Option Plan the dilution to current ownership percentages would be approximately 12.3%. Ratification of the Stock Option Plan does not increase the maximum number of shares issuable under the Stock Option Plan as previously approved by stockholders.

Federal Income Tax Consequences

         Under present federal tax laws, awards under the Stock Option Plan will have the following consequences:

1. The grant of an option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.
2. The exercise of an option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the option.
3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the Common Stock acquired pursuant to the option.
4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income.
5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of Options under the Option Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the Company's deduction for compensation related to the exercise of options would not be subject to the deduction limitation set forth in Section 162(m) of the Code.

Accounting Treatment

         Neither the grant nor the exercise of an option under the Stock Option Plan currently requires any charge against earnings under generally accepted accounting principles. In certain circumstances, Common Stock issuable pursuant to outstanding options which are exercisable under the Stock Option Plan will be considered outstanding for purposes of calculating earnings per share on a fully diluted basis.

Stockholder Ratification

         Stockholder ratification of the Stock Option Plan is being sought in accordance with the interpretive letters of the OTS. An affirmative vote of a majority of the votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of the Stock Option Plan, submitted as Proposal II.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE STOCK OPTION PLAN.

--------------------------------------------------------------------------------
           PROPOSAL III -- RATIFICATION OF MANAGEMENT STOCK BONUS PLAN
--------------------------------------------------------------------------------

General

         The Board of Directors of the Company has previously implemented the Management Stock Bonus Plan ("MSBP") as a method of providing directors, officers, and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service of the Bank. As previously approved by stockholders of the Company in January 1996, the Bank contributed sufficient funds to the MSBP to purchase up to 45,000 shares of Common Stock. All of the Common Stock purchased by the MSBP was purchased at the fair market value of such stock on the date of purchase. Awards under the MSBP were made in recognition of prior and expected future services to the Bank by its directors, officers and key employees responsible for implementation of the policies adopted by the Bank's Board of Directors and as a means of providing a further retention incentive.

         Pursuant to regulations of the OTS applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion, the MSBP contains certain restrictions and limitations. The MSBP provides that stock awards ("Awards") granted to employees or directors become vested no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control (as such terms are defined in the MSBP); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration). Recent OTS interpretive letters permit awards under such stock benefit plans to accelerate the vesting of awards upon a change in control, provided that stockholders ratify such plan provisions at a stockholder meeting held more than one year following the completion of the institution's mutual-to-stock conversion. The Board of Directors is seeking ratification of the MSBP (as previously approved by the stockholders in 1996) as a means of complying with the OTS interpretive letters.

         The Board has determined that the ratification of the MSBP as a means of complying with the OTS interpretive letters is in the best interests of the stockholders of the Company, as well as the officers, directors and employees of the Company. A summary of the MSBP is provided below and is qualified in its entirety by reference to the MSBP.

         Ratification of the MSBP does not increase the number of shares reserved for issuance thereunder, alter the classes of individuals eligible to participate in the MSBP, or otherwise amend or modify the terms of the MSBP. In the event that the MSBP is not ratified by stockholders at the Meeting, the MSBP will nevertheless remain in effect. However, any employee or director of the Company or the Bank that has their service terminated prior to the vesting of such stock awards may forfeit such unvested awards to the extent that may be required under applicable OTS regulations and policies.

Awards Under the MSBP

         Currently, the MSBP requires that Awards granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control (as such terms are defined in the MSBP); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration). Ratification of the MSBP at the Meeting will conform the acceleration of vesting of Awards upon a Change in Control with applicable OTS interpretive letters. Such stockholder ratification will be effective with respect to previously granted Awards and any Awards that may be granted in the future. Pursuant to the MSBP, upon a Change in Control, all Awards previously granted and outstanding as of the date of a Change in Control will automatically become exercisable and non-forfeitable.

         Benefits under the MSBP ("Plan Share Awards") may be granted at the sole discretion of a committee comprised of not less than two directors who are not employees of the Bank or the Company (the "MSBP Committee") appointed by the Bank's Board of Directors. The MSBP is managed by trustees (the "MSBP Trustees") who are non-employee directors of the Bank or the Company and who have the responsibility to invest all funds contributed by the Bank to the trust created for the MSBP (the "MSBP Trust"). Unless the terms of the MSBP or the MSBP Committee specify otherwise, awards under the MSBP will be in the form of restricted stock payable as the Plan Share Awards shall be earned and non-forfeitable. Twenty percent (20%) of such awards shall be earned and non-forfeitable on the one year anniversary of the date of grant of such awards, and 20% annually thereafter, provided that the recipient of the award remains an employee, Director or Director Emeritus during such period. A recipient of such restricted stock will not be entitled to voting rights associated with such shares prior to the applicable date such shares are earned. Dividends paid on Plan Share Awards shall be held in arrears and distributed upon the date such applicable Plan Share Awards are earned. Any shares held by the MSBP Trust which are not yet earned shall be voted by the MSBP Trustees, as directed by the MSBP Committee. If a recipient of such restricted stock terminates employment or service for reasons other than death, disability, or a Change in Control of the Company or the Bank, the recipient forfeits all rights to the awards under restriction. If the recipient's termination of employment or service is caused by death, disability, or a Change in Control of the Company or the Bank, all restrictions expire and all shares allocated shall become unrestricted. Awards of restricted stock shall be immediately non- forfeitable in the event of the death or disability of such recipient, or upon a Change in Control of the Company or the Bank, and distributed as soon as practicable thereafter. The Board of Directors may terminate the MSBP at any time, and if it does so, any shares not allocated will revert to the Company.

         Plan Share Awards under the MSBP will be determined by the MSBP Committee. In no event shall any Employee receive Plan Share Awards in excess of 25% of the aggregate Plan Shares authorized under the MSBP. Plan Share Awards may be granted to newly elected or appointed non-employee Directors of the Bank subsequent to the effective date (as defined in the MSBP) provided that the Plan Share Awards made to non-employee Directors shall not exceed 30% of total Plan Share Reserve in the aggregate under the MSBP or 5% of the total Plan Share Reserve to any individual non-employee Director.

         The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date (as defined in the MSBP) of the MSBP resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

         The following table presents information related to the previously granted awards of Common Stock under the MSBP as authorized pursuant to the terms of the MSBP. Ratification of such MSBP does not change the number of shares awarded or other terms. Such ratification of the MSBP confirms the provisions of the MSBP previously approved by the stockholders of the Company.

                             PRIOR AWARDS UNDER THE MSBP
                             ---------------------------

                                                         Number of Shares
Name and Position                                        Granted(1)(2)
-----------------                                        -------------
Paul W. Pryor
  President, Chief Executive Officer
  and Director....................................              11,250
Executive Officer Group
  (4 persons).....................................              18,000
Non-Executive Officer Director Group
  (4 persons).....................................               9,000(3)
Non-Executive Officer Employee Group
  (7 persons).....................................                  --(4)

----------------
(1) All Plan Share Awards presented herein shall be earned at the rate of 20% one year from date of grant, and 20% annually thereafter. All awards become immediately 100% vested upon death, disability, or termination of service following a change in control (as defined in the MSBP).
(2) Plan Share Awards shall continue to vest during periods of service as an employee, director, or director emeritus.
(3) Each of four non-employee directors of the Bank were awarded 2,250 shares as of January 17, 1996.
(4) Available reserve of 18,000 shares of Common Stock may be awarded to employees and/or held in reserve for future awards under the MSBP.

Amendment and Termination of the MSBP

         The Board may amend or terminate the MSBP at any time. However, no action of the Board may increase the maximum number of Plan Shares permitted to be awarded under the MSBP, except for adjustments in the Common Stock of the Company, materially increase the benefits accruing to Participants under the MSBP or materially modify the requirements for eligibility for participation in the MSBP unless such action of the Board shall be subject to ratification by the stockholders of the Company.

Federal Income Tax Consequences

         Common Stock awarded under the MSBP is generally taxable to the recipient at the time that such awards become 100% vested and non-forfeitable, based upon the fair market value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of transfer of the award to elect to include in gross income for the current taxable year the fair market value of such stock as of the date of transfer of the award. Such election must be filed with the Internal Revenue Service within 30 days of the date of transfer of the stock award. The Company will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Plan Share Awards at the time the recipient recognizes taxable ordinary income. A recipient of a Plan Share Award may elect to have a portion of such award withheld by the MSBP Trust in order to meet any necessary tax withholding obligations.

Accounting Treatment

         For accounting purposes, the Company will recognize a compensation expense in the amount of the fair market value of the Common Stock subject to Plan Share Awards at the date of the award pro rata over the period of years during which the awards are earned.

Stockholder Ratification

         The Company is submitting the MSBP to stockholders for ratification in accordance with interpretive letters of the OTS. An affirmative vote of a majority of the votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of the MSBP, submitted as Proposal III.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE MSBP.

--------------------------------------------------------------------------------
               PROPOSAL IV -- RATIFICATION OF INDEPENDENT AUDITOR
--------------------------------------------------------------------------------

         KPMG Peat Marwick LLP was the Company's independent auditor for the fiscal year ended June 30, 1998. The Board of Directors has approved the selection of KPMG Peat Marwick LLP as its auditor for the fiscal year ending June 30, 1999, subject to ratification by the Company's stockholders. If not ratified, the Board of Directors will reconsider its selection. A representative of KPMG Peat Marwick LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         Ratification of the appointment of the auditor requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of KPMG Peat Marwick LLP as the Company's auditor for the fiscal year ending June 30, 1999.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy. If the Company did not have notice of a matter on or before August 31, 1998, it is expected that the persons named in the accompanying proxy will exercise discretionary authority when voting on that matter.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock.

         The Company's Annual Report to Stockholders for the fiscal year ended June 30, 1998, including financial statements, will be mailed on September 15, 1998, to all stockholders of record as of the close of business on September 2, 1998. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 301 South Washington Street, P.O. Box 317, Redwood Falls, Minnesota 56283-0317, no later than May 18, 1999.

         In the event the Company receives notice of a stockholder proposal to take action at next year's annual meeting of stockholders that is not submitted for inclusion in the Company's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company's main office by August 30, 1999. The Articles of Incorporation provide that if notice of a stockholder proposal to take action at next year's annual meeting is not received at the Company's main office by August 30, 1999, the proposal will not be eligible for presentation at that meeting.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1998 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, REDWOOD FINANCIAL, INC., 301 SOUTH WASHINGTON STREET, P.O. BOX 317, REDWOOD FALLS, MINNESOTA 56283-0317.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Rebecca A. Olson
                                              ----------------------------------
                                              Rebecca A. Olson
                                              Secretary

Redwood Falls, Minnesota
September 15, 1998

--------------------------------------------------------------------------------
                             REDWOOD FINANCIAL, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 29, 1998
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Redwood Financial, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the office of the Company and its wholly-owned subsidiary, HomeTown Bank, 301 South Washington Street, Redwood Falls, Minnesota on October 29, 1998 at 10:00 a.m. and at any and all adjournments thereof, in the following manner:

                                                          FOR   WITHHELD
                                                          ---   --------

1. The election as director of all nominees
   listed below:                                          |_|     |_|

   Donald C. Orth
   Thomas W. Stotesbery

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.


   ----------------------------------------------------------
                                                          FOR   AGAINST  ABSTAIN
                                                          ---   -------  -------

2. The ratification of the 1995 Stock Option Plan.        |_|     |_|      |_|

3. The ratification of the Management Stock
   Bonus Plan.                                            |_|     |_|      |_|

4. The  ratification of the appointment of KPMG
   Peat Marwick LLP as independent auditors of
   Redwood Financial,  Inc., for the fiscal year ending
   June 30, 1999.                                         |_|     |_|      |_|





          In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" all of the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement dated September 15, 1998.


                                                     Please check here if you
Dated:                 , 1998               |_|      plan to attend the Meeting.
       ----------------



---------------------------------------     ------------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


---------------------------------------     ------------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------